EXHIBIT 99.1

                     [GRAPHIC OMITTED][GRAPHIC OMITTED]
News Release



                               FOR ADDITIONAL INFORMATION:
                               Media Relations:      Investor Relations:
                               Jim Vitak             Bill Henderson
                               (614) 790-3715        (859) 815-4454
                               jevitak@ashland.com   wehenderson@ashland.com

                               FOR IMMEDIATE RELEASE:
                               January 28, 2005


ASHLAND INC. REVISES FIRST QUARTER EARNINGS

COVINGTON, KY. - Ashland Inc. (NYSE: ASH) announced today that it has made a revision to its first quarter fiscal 2005 results issued on January 25, 2005. As a result, net income was reduced to $94 million, or $1.28 a share, for the December 2004 quarter rather than the previously reported $101 million, or $1.39 a share. Operating income was reduced to $180 million from $193 million. There is no cash flow impact from this correction of past accounting treatment.
         Subsequent to Ashland's earnings release on January 25, 2005, Ashland was informed by its independent public accounting firm that the major public accounting firms had re-evaluated the appropriateness of historical accounting practices within the industry for certain insurance policies issued through an energy industry mutual insurance consortium. After completing its own review and discussions with its independent accountants, Ashland has concluded, based on this re-evaluation, that accounting standards require a shareholder of a mutual insurance company to record a liability for the estimated effect of past losses of the shareholder group on the individual shareholder's future insurance premiums. As a result, Ashland recorded a liability of approximately $7 million for the estimated effect on its future premiums, which increased the operating loss from corporate activities to $27 million, compared to the previously reported $20 million.

         In addition, Marathon Ashland Petroleum LLC (MAP) recorded a liability of $15 million for the estimated effect on its future premiums, which was included in the earnings Marathon Oil Corporation reported on January 27, 2005. Ashland's 38-percent share of that liability reduced
Ashland's equity income from MAP by approximately $6 million. This reduction decreased Ashland's Refining and Marketing operating income to $136 million, compared to the previously reported $142 million.
         Ashland has not yet filed its quarterly report on Form 10-Q for the quarter ended December 31, 2004. Ashland's financial statements in the 10-Q will reflect the revised accounting treatment. No restatement of prior periods was required as the impact on such periods would not have been material. Attached are revised unaudited financial statements.
         Ashland Inc. (NYSE:ASH) is a Fortune 500 transportation construction, chemicals and petroleum company providing products, services and customer solutions throughout the world. To learn more about Ashland, visit www.ashland.com.

                                   - 0 -


FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland's operating performance, earnings and expectations about the MAP transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. These forward-looking statements are based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters) and are subject to a number of risks, uncertainties, and assumptions that could cause actual results to differ materially from those we describe in the forward-looking statements. The risks, uncertainties, and assumptions include the possibility that Ashland will be unable to fully realize the benefits anticipated from the MAP transaction; the possibility the transaction may not close including as a result of failure to receive a favorable ruling from the Internal Revenue Service or failure of Ashland to obtain the approval of its shareholders; the possibility that Ashland may be required to modify some aspect of the transaction to obtain regulatory approvals; and other risks that are described from time to time in the Securities and Exchange Commission (SEC) reports of Ashland. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K for the fiscal year ended Sept. 30, 2004, filed with the SEC and available on Ashland's Investor Relations website at www.ashland.com/investors or the SEC's website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

Ashland Inc. and Consolidated Subsidiaries                       Page 1
STATEMENTS OF CONSOLIDATED INCOME
(In millions except per share data - unaudited)

                                                                                                      Three months ended
                                                                                                         December 31
                                                                                                   -------------------------
                                                                                                       2004          2003
                                                                                                   -----------   -----------
REVENUES
     Sales and operating revenues                                                                  $    2,177    $    1,936
     Equity income                                                                                        146            38
     Other income                                                                                          17            13
                                                                                                   -----------   -----------
                                                                                                        2,340         1,987
COSTS AND EXPENSES
     Cost of sales and operating expenses                                                               1,849         1,611
     Selling, general and administrative expenses                                                         311           284
                                                                                                   -----------   -----------
                                                                                                        2,160         1,895
                                                                                                   -----------   -----------
OPERATING INCOME                                                                                          180            92
     Net interest and other financial costs                                                               (31)          (30)
                                                                                                   -----------   -----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                                     149            62
     Income taxes                                                                                         (55)          (23)
                                                                                                   -----------   -----------
INCOME FROM CONTINUING OPERATIONS                                                                          94            39
     Results from discontinued operations (net of income taxes)                                             -            (5)
                                                                                                   -----------   -----------
NET INCOME                                                                                         $       94    $       34
                                                                                                   ===========   ===========

DILUTED EARNINGS PER SHARE
     Income from continuing operations                                                             $     1.28    $      .56
     Results from discontinued operations                                                                   -          (.07)
                                                                                                   -----------   -----------
     Net income                                                                                    $     1.28    $      .49
                                                                                                   ===========   ===========

AVERAGE COMMON SHARES AND ASSUMED CONVERSIONS                                                              73            69

SALES AND OPERATING REVENUES
     APAC                                                                                          $      611    $      650
     Ashland Distribution                                                                                 895           698
     Ashland Specialty Chemical                                                                           400           322
     Valvoline                                                                                            309           290
     Intersegment sales                                                                                   (38)          (24)
                                                                                                   -----------   -----------
                                                                                                   $    2,177    $    1,936
                                                                                                   ===========   ===========
OPERATING INCOME
     APAC                                                                                          $        7    $       30
     Ashland Distribution                                                                                  24            13
     Ashland Specialty Chemical                                                                            22            23
     Valvoline                                                                                             18            20
     Refining and Marketing (a)                                                                           136            26
     Corporate                                                                                            (27)          (20)
                                                                                                   -----------   -----------
                                                                                                   $      180    $       92
                                                                                                   ===========   ===========

----------
(a) Includes Ashland's equity income from Marathon Ashland Petroleum LLC (MAP), amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.

Ashland Inc. and Consolidated Subsidiaries                       Page 2
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions - unaudited)

                                                                                                          December 31
                                                                                                    -------------------------
                                                                                                        2004          2003
                                                                                                    -----------   -----------
ASSETS
     Current assets
         Cash and cash equivalents                                                                  $      146    $      201
         Accounts receivable                                                                             1,212         1,045
         Inventories                                                                                       538           483
         Deferred income taxes                                                                              95           110
         Other current assets                                                                              106           103
                                                                                                    -----------   -----------
                                                                                                         2,097         1,942

     Investments and other assets
         Investment in Marathon Ashland Petroleum LLC (MAP)                                              2,856         2,335
         Goodwill                                                                                          567           527
         Asbestos insurance receivable (noncurrent portion)                                                396           403
         Other noncurrent assets                                                                           370           296
                                                                                                    -----------   -----------
                                                                                                         4,189         3,561

     Property, plant and equipment
         Cost                                                                                            3,166         3,087
         Accumulated depreciation, depletion and amortization                                           (1,889)       (1,809)
                                                                                                    -----------   -----------
                                                                                                         1,277         1,278
                                                                                                    -----------   -----------

                                                                                                    $    7,563    $    6,781
                                                                                                    ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
         Debt due within one year                                                                   $      575    $      145
         Trade and other payables                                                                        1,197         1,123
         Income taxes                                                                                       69            56
                                                                                                    -----------   -----------
                                                                                                         1,841         1,324

     Noncurrent liabilities
         Long-term debt (less current portion)                                                           1,087         1,429
         Employee benefit obligations                                                                      438           399
         Deferred income taxes                                                                             248           221
         Reserves of captive insurance companies                                                           177           173
         Asbestos litigation reserve (noncurrent portion)                                                  553           562
         Other long-term liabilities and deferred credits                                                  375           355
                                                                                                    -----------   -----------
                                                                                                         2,878         3,139

     Common stockholders' equity                                                                         2,844         2,318
                                                                                                    -----------   -----------

                                                                                                    $    7,563    $    6,781
                                                                                                    ===========   ===========

Ashland Inc. and Consolidated Subsidiaries                     Page 3
STATEMENTS OF CONSOLIDATED CASH FLOWS
(In millions - unaudited)

                                                                                                       Three months ended
                                                                                                          December 31
                                                                                                    -------------------------
                                                                                                        2004          2003
                                                                                                    -----------   -----------
CASH FLOWS FROM OPERATIONS
     Income from continuing operations                                                              $       94    $       39
     Expense (income) not affecting cash
         Depreciation, depletion and amortization (a)                                                       46            48
         Deferred income taxes                                                                              17            21
         Equity income from affiliates                                                                    (146)          (38)
         Distributions from equity affiliates                                                                1           148
         Other items                                                                                         2             -
     Change in operating assets and liabilities (b)                                                        (68)         (150)
                                                                                                    -----------   -----------
                                                                                                           (54)           68
CASH FLOWS FROM FINANCING
     Proceeds from issuance of common stock                                                                 20            17
     Repayment of long-term debt                                                                           (98)          (38)
     Increase in short-term debt                                                                           211             -
     Dividends paid                                                                                        (20)          (19)
                                                                                                    -----------   -----------
                                                                                                           113           (40)
CASH FLOWS FROM INVESTMENT
     Additions to property, plant and equipment (a)                                                        (55)          (53)
     Purchase of operations - net of cash acquired                                                         (95)            -
     Other - net                                                                                             2             9
                                                                                                    -----------   -----------
                                                                                                          (148)          (44)
                                                                                                    -----------   -----------
CASH USED BY CONTINUING OPERATIONS                                                                         (89)          (16)
     Cash used by discontinued operations                                                                   (8)           (6)
                                                                                                    -----------   -----------
DECREASE IN CASH AND CASH EQUIVALENTS                                                               $      (97)   $      (22)
                                                                                                    ===========   ===========

DEPRECIATION, DEPLETION AND AMORTIZATION
     APAC                                                                                           $       22    $       25
     Ashland Distribution                                                                                    4             4
     Ashland Specialty Chemical                                                                             11            10
     Valvoline                                                                                               6             6
     Corporate                                                                                               3             3
                                                                                                    -----------   -----------
                                                                                                    $       46    $       48
                                                                                                    ===========   ===========
ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
     APAC                                                                                           $       33    $        5
     Ashland Distribution                                                                                    5             1
     Ashland Specialty Chemical                                                                             11            10
     Valvoline                                                                                               5             3
     Corporate                                                                                               1            34
                                                                                                    -----------   -----------
                                                                                                    $       55    $       53
                                                                                                    ===========   ===========

----------
(a) Excludes amounts related to equity affiliates. Ashland's 38 percent share of MAP's DD&A was $41 million in 2004 and $37 million in 2003, and its share of MAP's capital expenditures was $138 million in 2004 and $109 million in 2003.
(b)  Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries                      Page 4
OPERATING INFORMATION BY INDUSTRY SEGMENT
(Unaudited)

                                                                                                      Three months ended
                                                                                                          December 31
                                                                                                   --------------------------
                                                                                                       2004           2003
                                                                                                   -----------    -----------
APAC
     Construction backlog at December 31 (millions) (a)                                            $    1,730     $    1,659
     Net construction job revenues (millions) (b)                                                  $      344     $      366
     Hot-mix asphalt production (million tons)                                                            7.8            8.4
     Aggregate production (million tons)                                                                  7.8            6.8
ASHLAND DISTRIBUTION (c)
     Sales per shipping day (millions)                                                             $     14.4     $     11.3
     Gross profit as a percent of sales                                                                   9.6%           9.6%
ASHLAND SPECIALTY CHEMICAL (c)
     Sales per shipping day (millions)                                                             $      6.4     $      5.2
     Gross profit as a percent of sales                                                                  24.2%          29.8%
VALVOLINE
     Lubricant sales (million gallons)                                                                   41.1           43.7
     Premium lubricants (percent of U.S. branded volumes)                                                21.8%          19.4%
REFINING AND MARKETING (d)
     Refinery runs (thousand barrels per day)
         Crude oil refined                                                                                975            899
         Other charge and blend stocks                                                                    200            184
     Refined product yields (thousand barrels per day)
         Gasoline                                                                                         644            612
         Distillates                                                                                      328            296
         Asphalt                                                                                           81             68
         Other                                                                                            140            116
                                                                                                   -----------    -----------
         Total                                                                                          1,193          1,092
     Refined product sales (thousand barrels per day) (e)                                               1,414          1,355
     Refining and wholesale marketing margin (per barrel) (f)                                      $     4.03     $     1.71
     Speedway SuperAmerica (SSA)
         Retail outlets at December 31                                                                  1,669          1,775
         Gasoline and distillate sales (million gallons)                                                  793            806
         Gross margin - gasoline and distillates (per gallon)                                      $    .1219     $    .1145
         Merchandise sales (millions)                                                              $      581     $      547
         Merchandise margin (as a percent of sales)                                                      24.9%          24.8%

----------
(a) Includes APAC's proportionate share of the backlog of unconsolidated joint ventures.
(b)  Total construction job revenues, less subcontract costs.
(c) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.
(d) Amounts represent 100% of MAP's operations, in which Ashland owns a 38% interest.
(e) Total average daily volume of all refined product sales to MAP's wholesale, branded and retail (SSA) customers.
(f) Sales revenue less cost of refinery inputs, purchased products and manufacturing expenses, including depreciation.